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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 23, 2006

                       VALLEY NATIONAL GASES INCORPORATED
             (Exact name of registrant as specified in its charter)

           Pennsylvania               000-29226              23-2888240
   (State or other jurisdiction      (Commission           (IRS Employer
        or incorporation)            File Number)       Identification No.)

           200 West Beau Street, Suite 200
               Washington, Pennsylvania                       15301
       (Address of principal executive offices)             (Zip code)

       Registrant's telephone number, including area code: (724) 228-3000

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 23, 2006, Valley National Gases Incorporated issued a press release to report its financial results for its quarter ended September 30, 2006. The release is included as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)   The following exhibit is being furnished herewith:

      99.1 Press Release dated October 23, 2006 of Valley National Gases Incorporated.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2006

                                              VALLEY NATIONAL GASES INCORPORATED


                                              /s/ James P. Hart
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                                              James P. Hart, President

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                                  EXHIBIT INDEX

99.1      Press Release, dated October 23, 2006, of Valley National Gases
          Incorporated.

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